Exhibit 32.2

Certification
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the period ended December 31, 2024, of NPK International Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregg S. Piontek, Senior Vice President and Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 28, 2025

/s/ Gregg S. Piontek
Gregg S. Piontek
Senior Vice President and Chief Financial Officer